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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 29, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



          DELAWARE                        0-9808                 76-0582150
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant=s principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

        Due to poor market conditions, Plains All American Pipeline, L.P. (the "Partnership") stated that it has deferred the sale of $350 million of ten year senior notes disclosed on June 25. The Partnership will continue to monitor the markets for an attractive time to execute the transaction.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  July 2, 2001                    By:  Plains AAP, L.P., its general
                                            partner

                                       By:  Plains All American GP LLC, its
                                            general partner

                                       By:  /s/ Phillip Kramer
                                           ------------------------------------
                                       Name:  Phillip Kramer
                                       Title: Executive Vice President